Earnings Presentation Third Quarter 2018 7 November 2018

Disclaimer This presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbor provided for under these sections. These statements may include words such as “believe,” “estimate,” “project,” “intend,” “expect,” “plan,” “anticipate,” and similar expressions in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements reflect management’s current expectations and observations with respect to future events and financial performance. Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements. The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections. The principal factors that affect our financial position, results of operations and cash flows include, charter market rates, which have declined significantly from historic highs, periods of charter hire, vessel operating expenses and voyage costs, which are incurred primarily in U.S. dollars, depreciation expenses, which are a function of the cost of our vessels, significant vessel improvement costs and our vessels’ estimated useful lives, and financing costs related to our indebtedness. Our actual results may differ materially from those anticipated in these forward- looking statements as a result of certain factors which could include the following: (i) changes in demand in the dry bulk market, including, without limitation, changes in production of, or demand for, commodities and bulk cargoes, generally or in particular regions; (ii) greater than anticipated levels of dry bulk vessel new building orders or lower than anticipated rates of dry bulk vessel scrapping; (iii) changes in rules and regulations applicable to the dry bulk industry, including, without limitation, legislation adopted by international bodies or organizations such as the International Maritime Organization and the European Union or by individual countries; (iv) actions taken by regulatory authorities; (v) changes in trading patterns significantly impacting overall dry bulk tonnage requirements; (vi) changes in the typical seasonal variations in dry bulk charter rates; (vii) changes in the cost of other modes of bulk commodity transportation; (viii) changes in general domestic and international political conditions; (ix) changes in the condition of the Company’s vessels or applicable maintenance or regulatory standards (which may affect, among other things, our anticipated drydocking costs); (x) the outcome of legal proceedings in which we are involved; and (xi) and other factors listed from time to time in our filings with the SEC. We disclaim any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable security laws. 2

Agenda 1 Quarter Highlights 2 Financial Summary 3 Scrubber Initiative 4 Industry Review * Appendix 3

Quarter Highlights

TCE Outperformance Leading to Improved Results Eagle Revenue + Cost Performance Adj. EBITDA $16,000 ▪ Adj. EBITDA has 3q18 TCE Outperformance of USD 261 per day increased by ~USD $21.1 4q18 @ 70% Fixed 140 million on an $20.2 ▪ $18.8 LTM (4q17-3q18) TCE Outperformance of USD annualized basis $17.2 $14,000 722 per day- implies value creation of ~USD 12.4 since 1q16 million per annum based on current fleet count $12,407 $11,453 $12,000 $11,281 $9.3 $11,052 $8.4 $10,452 $4.6 $10,000 $9,142 $8,660 $8,000 $7,825 $(2.0) $(3.4) $6,000 $(6.7) $6,049 OPEX + G&A $5,670 $4,000 $(14.5) $4,425 $2,938 $2,000 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 3q18 4q18 Adj. BSI Eagle TCE Eagle OPEX + G&A TCE Performance Contribution Core Business ▪ TCE relative performance is benchmarked against the Adj. net BSI-52= gross BSI-52 net of commission, adjusted for owned-fleet profile ▪ 4q18 EGLE TCE as of November 2, 2018 + 4q18 Adj. BSI basis October 2018 actual and November-December FFA as of November 2, 2018 5 ▪ G&A excludes stock-based compensation. Please refer to Appendix for a definition of Adjusted EBITDA

Leader in the Supramax/Ultramax Segment Eagle Fleet by Age Grouping U.S.-Listed Peer Group Fleet Profiles 47 vessels Eagle uniquely 2.7m DWT focused on the 8.8 years most versatile asset class 3 - 5 8 17 - 47 37 8 27 27 6 5 3 2 7 - - 3 2 <5 5-7.5 7.5-10 10-12.5 12.5-15 >15 Eagle Scorpio Genco Star Bulk Pangaea Navios Golden Diana Safe Bulk MP Ocean Bulkers Supramax / Ultramax Handysize Core Fleet Vessels Bought Vessels Sold Panamax Capesize ▪ Eagle fleet count includes HAMBURG EAGLE which was delivered in October 2018 ▪ Source(s): Company filings and VesselsValue 6

Financial Summary

Earnings $ Thousands except EPS 3q18 2q18 3q17 3q18YTD 3q17YTD REVENUES, net of commissions 69,093 74,939 62,711 223,402 162,197 EXPENSES Voyage expenses 15,126 17,205 17,463 54,846 44,196 Charter hire expenses 7,460 10,108 9,652 27,836 19,971 Vessel expenses 19,569 20,577 20,110 61,225 57,374 Depreciation and amortization 9,460 9,272 8,981 28,009 24,494 General and administrative expenses 8,883 8,896 8,621 27,692 24,990 Gain on sale of vessels (236) (105) (202) (341) (2,100) Total operating expenses 60,262 65,953 64,625 199,267 168,925 OPERATING INCOME / (LOSS) 8,831 8,986 (1,914) 24,135 (6,728) OTHER EXPENSES Interest expense, net 6,445 6,275 7,694 18,886 20,622 (Gain)/Loss on derivatives (199) (740) 647 (839) (139) Total other expense, net 6,246 5,535 8,341 18,047 20,483 Net Income / (Loss) 2,585 3,451 (10,255) 6,088 (27,211) EPS (Basic) $ 0.04 $ 0.05 $ (0.15) $ 0.09 $ (0.40) Adjusted EBITDA 20,184 21,132 8,397 60,151 22,257 ▪ Please see the Definitions slide in the Appendix for an explanation of Adjusted EBITDA 8

Liquidity + Balance Sheet Liquidity Position (September 30, 2018) Liquidity Trend (in millions) Cash (including restricted cash) 91,645 $180 Cash (Includes Restricted Cash) Undrawn availability 20,000 $160 Revolver Availability $140 Total Liquidity 111,645 $120 $100 $80 $60 Balance Sheet (SeptemberSeptember 30, 2018) 30, 2018 $40 $20 Cash (including restricted cash) 91,645 $- Other Current Assets 34,382 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 3q18 Vessels, net 678,145 Net Debt / Annualized Adj EBITDA (in millions) Other Assets 22,323 $300 $267 $270 $272 $253 Total Assets 826,494 $247 $238 8.0 $250 Accounts Payable 8,909 $200 6.0 Current Liabilities 20,635 $150 $130 4.0 $85 $81 Debt (including $23.8M current)* 322,275 $100 $69 $75 $37 $34 2.0 Other Noncurrent Liabilities 2,202 $50 $18 Total Liabilities 354,021 $0 - 1q17 2q17 3q17 4q17 1q18 2q18 3q18 Stockholder's Equity 472,473 Net Debt Annualized Adj EBITDA (LHS) Total Liabilities and Stockholder's Equity 826,494 Net Debt/Annualized Adj EBITDA Ratio (RHS) ▪ Liquidity and Balance sheet figures are in thousands USD ▪ Debt is net of $7.5m of debt discount and deferred financing costs 9 ▪ Please see the Definitions slide in the Appendix for an explanation of Adjusted EBITDA

Cash Flow Cash Flow from Operations (in millions)2Q17 ($ Millions) $15 $14 $13 $3 $13 $12 $10 $12 $2 $5 $7 $7 -$4 -$5 -$4 -$2 -$10 -$7 -$7 -$13 -$20 -$24 Cash flow from operations ex Changes in operating assets and liabilities 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 3q18 3q18 Cash Flow Change (in millions) 10

Cash Breakeven per Vessel per Day 3q18 3q18 YTD FY17 OPERATING Vessel Expenses $ 4,547 $ 4,742 4,817 Drydocking 442 506 224 G&A 1,576 1,524 1,511 Total Operating 6,565 6,772 6,552 DEBT SERVICE Interest Expense 1,390 1,388 742 TOTAL CASH BREAKEVEN $ 7,955 $ 8,160 $ 7,294 3q18 YTD Opex Breakdown by Category Drydocking 6% G&A 19% Vessel Expenses 58% Interest Expense 17% ▪ G&A excludes stock-based compensation. 11

Scrubber Initiative

IMO Reaffirms January 2020 Implementation Date IMO MEPC 73 Update ▪ IMO strongly reaffirmed January 1, 2020 implementation date for IMO 2020 ▪ High sulfur fuel carriage ban for ships without scrubbers will enter force March 1, 2020 – providing a robust enforcement mechanism for IMO 2020 compliance ▪ Experience Building Phase proposal rejected – suppressing fears of potential delayed or phased implementation of IMO 2020 13

Scrubber Initiative Update ▪ 19 scrubbers ordered are on schedule for delivery and installation by Q3 2019. ▪ 18 options remaining with 2019 delivery guarantee ▪ Installation by start of 2020 is imperative as fuel price spread forecast to be widest in early 2020 Forecast Scrubber Uptake ▪ 4,000 40% Quality scrubber manufacturers are essentially 3,638 3,375 booked for 2019 into 2020 -- special materials and 3,500 34.8% 35% Class approval lead times are growing rapidly 3,000 2,673 30% 2,500 25% 2,000 1,801 20% ▪ Chart shows estimated 9% overall uptake within 1,500 15% 1,000 10% drybulk, and detail by vessel type in the drybulk 626 9.1% segment with Supramax/Ultramax at ~3% 500 244 5% 96 2.6% 7 - 0.2% 0% Capesize Panamax Supramax Handysize Number of Vessels Scrubbers Share (% RHS) ▪ Scrubber uptake source: DNB Markets – Sept 2018 14

Scrubber Investment Returns Scrubber TCE Benefit Scrubber Cash Flow Effect $4,500 5.0 $60.0 5.0 $4,000 $50.0 $3,500 4.0 4.0 $3,000 $40.0 3.0 3.0 $2,500 $30.0 $2,000 2.0 2.0 $1,500 $20.0 Incremental Incremental daily TCE Paybackperiod(years) $1,000 1.0 Paybackperiod(years) 1.0 $10.0 $0,500 Annualized incremental Annualizedincremental CF millions) ($ $0,000 - $0.0 - $100 $150 $200 $250 $300 $100 $150 $200 $250 $300 Fuel spread ($/MT) Fuel spread ($/MT) ▪ Every USD 100 change in the fuel spread equates to a USD 1,370 daily TCE benefit for a Supramax/Ultramax vessel equipped with a scrubber ▪ In a USD 200 fuel spread environment, a Supramax/Ultramax retrofitted with a scrubber should generate approximately USD 1 million in incremental cash flow- Eagle currently has order for 19 scrubbers and holds options for an additional 18 units ▪ In a USD 200 fuel spread environment, the payback period is estimated at just 2 years, basis a USD 2 million investment ▪ Assumes average of 200 sailing days per ship annually for Supramax/Ultramax vessels and daily consumption of 25 MT/day ▪ Scrubber Cash Flow Effect basis fleet of 37 vessels (firm orders + options) 15

Industry Review

Spot Rates Strengthen in Q3 Baltic Supramax Index (BSI) $17,000 Atlantic-to-Pacific spread widens heading into Q4, repeating past 2-year trend $15,000 $13,000 $11,000 $9,000 $7,000 $5,000 $3,000 3q18 $1,000 Global (BSI) Atlantic Pacific ▪ Source(s): Clarksons ▪ Atlantic market calculated based on BSI routes S4A and S4B. Pacific market calculated based on routes S2, S8, and S10. 17

Newbuilding Deliveries Down 26% Y/Y Drybulk Deliveries + Scrapping (DWT) 100 80 60 2018e net fleet growth of 2.8% 40 20 0 -20 2018e Supramax/Ultramax net fleet growth of 2.2% -40 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018e 2019f 2020f Total Deliveries Total Demolition Drybulk Net Supply Supramax/Ultramax Net Supply ▪ Source(s): Clarksons ▪ Scrapping for 2018 and beyond projected at 5m MT (total Dry Bulk) and 1m MT (Supramax/Ultramax) per year. 18 ▪ Forecasted slippage assumed at 25%

Orderbook at just 10% of the Fleet, a 15yr Low Drybulk Contracting (DWT) 120 ▪ Ultramax orders placed through September total 2.8m DWT, down 103.8 46% Y/Y- represents just 14% of all drybulk orders placed 100 ▪ For full year 2018, Ultramax orders are projected to be ~1.9% of the OTW Supramax/Ultramax fleet, vs 3.5% last year ▪ Supramax/Ultramax Orderbook stands at 6% of the OTW fleet 80 63.4 61.2 58.1 60 39.1 40 31.1 29.5 27.3 20.9 21.9 22.1 20 8.5 9.8 0 Jan-Sep Full Jan-Sep Full Jan-Sep Full Jan-Sep Full Jan-Sep Full Jan-Sep 2018e - 2018e - Year Year Year Year Year Actual Q3 YTD orders orders 2013 2014 2015 2016 2017 2018 Handysize Supramax/Ultramax Panamax/Kamsarmax Capesize ▪ Source(s): Clarksons ▪ 2018e – Q3 orders = YTD actual ordering + Q4 ordering estimated at same rate as Q3 19 ▪ 2018e – YTD orders = Annualized amount based on total YTD actual ordering

Minor Bulk Demand Increasing in 2018 Drybulk Trade (DT) vs. Global GDP Eagle 3q18 Cargoes 14% 2.75 12% 2.50 Minor Bulks ~59% Major Bulks ~41% 2.25 Agriculture 10% 2.00 Products 8% 1.75 2% Coke 6% 1.50 4% 4% 1.25 Coal 2% 1.00 Minerals 0.75 18% 28% 0% 0.50 -2% 0.25 -4% - 2003 2005 2007 2009 2011 2013 2015 2017 2019f DT / GDP ratio (RHS) GDP Y/Y % (LHS) DT Y/Y % (LHS) DT/GDP ratio avg.(RHS) Annualized Growth Rates Steel Products 10% 3-yr avg Last Current Next Grain 2014-16 2017 2018e 2019f 9% Global GDP 3.5% 3.7% 3.7% 3.7% China 7.0% 6.9% 6.6% 6.2% Cement Iron Ore India 7.6% 6.7% 7.3% 7.4% 8% 4% Drybulk Trade 2.4% 4.1% 2.5% 2.4% Fertilizer Forest Metal & Ore Iron Ore 6.2% 3.9% 0.9% 1.5% 5% Products 11% Coal -1.1% 5.3% 4.1% 2.0% 1% Grains 7.5% 6.2% 1.3% 2.5% Minor Bulk 1.1% 3.0% 2.9% 3.3% ▪ Source(s): Clarksons, IMF ▪ Drybulk Trade growth (chart) adjusted for ton miles 20 ▪ Drybulk Trade / Global GDP ratio for 2009 excluded from historical average calculation

APPENDIX

Evaluating TCE Relative Performance

This page is meant to assist analysts/investors on how to potentially evaluate and forecast vessel/fleet TCE relative performance within the Supramax/Ultramax segment

- Since the Supramax/Ultramax segment is comprised of a number of different ship types / sizes / designs, TCE generation ability can differ significantly from the standard vessel used to calculate the BSI-52 benchmark
- For example, a 2013-built Chinese 60-65k DWT Ultramax should be expected to earn a significant premium to a 2013-built 55-60k Supramax, particularly given the incremental cost of the 60-65k DWT vessel
- **Ultimately, it's about yield –** the expected earnings ability of a vessel versus its cost

Supramax/Ultramax TCE Performance Matrix

SHIP TYPE	SIZE (DWT)		VESSEL TYPE INDEX FACTOR (AS COMPARED TO THE BSI VESSEL)			
			JAPANESE		CHINESE	
	FROM	TO	FROM	TO	FROM	TO
BSI-52	52,000		100.0%			
1	50,000	55,000	94.0%	100.0%	85.0%	90.0%
2	55,000	60,000	98.0%	107.0%	92.0%	100.0%
3	60,000	65,000	112.0%	120.0%	112.0%	116.0%

← Matrix depicts the estimated TCE Earnings Performance range for a generic Supramax/Ultramax vessel type as compared to the BSI-52 ship

← The BSI-52 is based on the 52k DWT Japanese TESS-52 design Supramax and is gross of commissions

← A Chinese 60-65k DWT Ultramax should earn a premium of 12-16% to the net BSI-52, depending on its specific design characteristics, due to cargo carrying capacity, speed, and fuel consumption differences

For Illustrative Purposes Only

- Matrix is meant to capture general ship types but there are likely some vessels which fall outside the stated figures
- Index Factors can change somewhat with movements in both fuel prices and (spot) rate environment

EAGLE BULK

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TCE Reconciliation $ Thousands except TCE and days 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 3q18 Revenues, net 21,278 25,590 35,788 41,836 45,855 53,631 62,711 74,587 79,371 74,939 69,093 Less: Voyage expenses (9,244) (7,450) (11,208) (14,192) (13,353) (13,380) (17,463) (18,155) (22,515) (17,205) (15,126) Charter hire expenses (1,489) (1,668) (3,822) (5,866) (3,873) (6,446) (9,652) (11,312) (10,268) (10,108) (7,460) Reversal of one legacy time charters 1,045 793 670 432 (302) 584 329 426 (86) (404) 497 Realized gain/loss on FFAs and bunker swaps - (449) (113) - 83 248 (349) 117 345 284 TCE revenue 11,590 17,265 20,979 22,097 28,326 34,473 36,173 45,197 46,619 47,567 47,288 Owned available days * 3,945 3,902 3,700 3,653 3,620 3,771 4,177 4,324 4,218 4,153 4,192 TCE $ 2,938 $ 4,425 $ 5,670 $ 6,049 $ 7,825 $ 9,142 $ 8,660 $ 10,452 $ 11,052 $ 11,453 $ 11,281 ▪ Please see the Definitions slide in the Appendix for an explanation of Owned Available Days 23

EBITDA Reconciliation $ Thousands 3q18 2q18 3q17 3q18YTD 3q17YTD Net Income / (Loss) 2,585 3,451 (10,255) 6,088 (27,212) Adjustments to reconcile: Interest expense 6,574 6,387 7,837 19,222 21,140 Interest income (129) (112) (143) (337) (518) EBIT 9,030 9,726 (2,561) 24,973 (6,590) Depreciation and amortization 9,460 9,272 8,981 28,009 24,494 EBITDA 18,490 18,998 6,420 52,982 17,904 Adjustments to reconcile: One-time and non-cash adjustments* 1,694 2,134 1,977 7,169 4,353 Adjusted EBITDA 20,184 21,132 8,397 60,151 22,257 ▪ Please see the Definitions slide in the Appendix for an explanation of Adjusted EBITDA 24

Corporate Structure Eagle Bulk Shipping Inc. (Parent | NASDAQ: EGLE) Eagle Bulk Mgmt. LLC 100% (EBM) 100% 100% 100% 100% Eagle Bulk Shipco LLC Eagle Shipping LLC Eagle Bulk Ultraco LLC Eagle Bulk Holdco LLC (EBSC) (ES) (EBUC) (EBHC) 27 vessels 9 vessels 11 vessels USD 200m Bond USD 60m Term Loan USD 82.6m Term Loan USD 15m RCF USD 5m RCF Debt is non-recourse to the parent and ringfenced in subsidiaries All management services (strategic / commercial / operational / technical / administrative) are performed inhouse by EBM, a wholly-owned subsidiary of the Parent ▪ EBUC ship count and debt inclusive of HAMBURG EAGLE which was delivered in October 2018 25

Summary Debt Terms CLOSED November 2017 December 2017 June 2017 PARENT Eagle Bulk Shipping Inc. ISSUER Eagle Bulk Shipco LLC Eagle Shipping LLC Eagle Bulk Ultraco LLC LOAN TYPE Bond RCF Term Loan RCF Term Loan AMOUNT USD 200m USD 15m USD 60m USD 5m USD 82.6m OUTSTANDING USD 200m - USD 60m - USD 82.6m Super Senior SECURITY Senior Secured Secured Secured Secured RECOURSE All facilities are ringfenced and non-recourse to the Parent COLLATERAL 27 vessels 9 vessels 11 vessels INTEREST RATE 8.25% fixed L+200bps L+350bps L+295bps MATURITY November 2022 November 2022 December 2022 September 2022 AMORTIZATION USD 8m/year N/A USD 8.6m/year USD 8.3m/year ▪ EBUC ship count and debt inclusive of HAMBURG EAGLE which was delivered in October 2018 26

Owned Fleet by Silo

Consolidated Fleet: 47 Vessels 2,705.47 DWT 8.8 Age								
EBSC			ES			EBUC		
Vessel	DWT	Age	Vessel	DWT	Age	Vessel	DWT	Age
1 Singapore Eagle	63.4	1.5	1 Nighthawk	57.8	7.4	1 New London Eagle	63.1	2.9
2 Stamford Eagle	61.5	2.4	2 Martin	57.8	7.9	2 Westport Eagle	63.3	3.4
3 Sandpiper Bulker	57.8	6.7	3 Kingfisher	57.8	8.0	3 Hamburg Eagle	63.4	4.1
4 Roadrunner Bulker	57.8	6.8	4 Jay	57.8	8.0	4 Madison Eagle	63.3	4.7
5 Puffin Bulker	57.8	6.9	5 Ibis Bulker	57.8	8.1	5 Greenwich Eagle	63.3	4.8
6 Petrel Bulker	57.8	7.0	6 Grebe Bulker	57.8	8.2	6 Groton Eagle	63.3	5.0
7 Owl	57.8	7.0	7 Gannet Bulker	57.8	8.2	7 Fairfield Eagle	63.3	5.0
8 Oriole	57.8	7.1	8 Imperial Eagle	56.0	8.4	8 Southport Eagle	63.3	5.1
9 Thrasher	53.4	8.4	9 Golden Eagle	56.0	8.5	9 Rowayton Eagle	63.3	5.3
10 Egret Bulker	57.8	8.5				10 Mystic Eagle	63.3	5.3
11 Crane	57.8	8.5				11 Stonington Eagle	63.3	6.1
12 Canary	57.8	8.5						
13 Bittern	57.8	8.7						
14 Stellar Eagle	56.0	9.3						
15 Crested Eagle	56.0	9.4						
16 Crowned Eagle	55.9	9.6						
17 Jaeger	52.2	13.7						
18 Cardinal	55.4	14.0						
19 Kestrel I	50.3	14.1						
20 Skua	53.4	15.1						
21 Shrike	53.3	15.3						
22 Tern	50.2	15.5						
23 Osprey I	50.2	16.0						
24 Goldeneye	52.4	16.5						
25 Merlin	50.3	17.3						
26 Condor	50.3	17.5						
27 Hawk I	50.3	17.5						
27 Vessels	**1,492.6**	**10.7**	9 Vessels	**516.6**	**8.0**	11 Vessels	**696.3**	**4.7**

- Eagle fleet count includes HAMBURG EAGLE which was delivered in October 2018

EAGLE BULK

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CAPEX Shedule Count of Dry Dockings, Ballast Water Treatment/Scrubber Installations, Estimated Offhire Days 18 320 297 16 271 270 14 220 12 10 170 137 141 8 122 120 14 15 6 92 12 70 4 9 9 30 6 7 6 2 5 5 5 20 2 - - 3 3 2 2 - - - - (30) 4q18 1q19 2q19 3q19 4q19 2020 2021 Statutory Drydock Count BWTS Count Scrubber Count Total Offhire Days (RHS) Estimated Capital Expenditure $20.0 $17.6 $18.0 $16.6 $16.0 $14.0 $12.8 $12.9 $12.0 $10.8 $10.0 $8.6 $8.5 $8.0 $6.0 $4.0 $2.0 $- 4q18 1q19 2q19 3q19 4q19 2020 2021 Drydock Capex BWTS Capex Scrubber Capex ▪ Actual duration of off-hire days will vary based on the condition of the vessel, yard schedules and other factors ▪ Actual costs will vary based on various factors, including where the drydockings are actually performed 28 ▪ BWTS and Scrubbers require advance payments as per the contract terms on the 19 firm orders.

Definitions Adjusted EBITDA Adjusted EBITDA is a non-GAAP financial measure that is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance as compared to that of other companies in our industry, without regard to financing methods, capital structure or historical costs basis. Our Adjusted EBITDA should not be considered an alternative to net income (loss), operating income (loss), cash flows provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner. Adjusted EBITDA represents EBITDA adjusted to exclude the items which represent certain non-cash, one-time and other items such as vessel impairment, gain /(loss) on sale of vessels, stock-based compensation and restructuring expenses that the Company believes are not indicative of the ongoing performance of its core operations. TCE Time charter equivalent ("TCE") is a non-GAAP financial measure that is commonly used in the shipping industry primarily to compare daily earnings generated by vessels on time charters with daily earnings generated by vessels on voyage charters, because charter hire rates for vessels on voyage charters are generally not expressed in per-day amounts while charter hire rates for vessels on time charters generally are expressed in such amounts. The Company defines TCE as shipping revenues less voyage expenses and charter hire expenses, adjusted for the impact of one legacy time charter and realized gains on FFAs and bunker swaps, divided by the number of owned available days. TCE provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance. The Company's calculation of TCE may not be comparable to that reported by other companies. The Company calculates relative performance by comparing TCE against the Baltic Supramax Index ("BSI") adjusted for commissions and fleet makeup. Owned available days is the aggregate number of days in a period during which each vessel in our fleet has been owned by us less the aggregate number of days that our vessels are off-hire due to vessel familiarization upon acquisition, repairs, vessel upgrades or special surveys. The shipping industry uses available days to measure the number of days in a period during which vessels should be capable of generating revenues. 29

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